Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying report on Form 10-Q for the period ended March 31, 2020, of Mid-Con Energy Partners, LP (the “Partnership”), as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Chad B. Roller, PhD, President and Chief Operating Officer of Mid-Con Energy GP, LLC, the general partner of the Partnership, hereby certify, pursuant to 18 U.S.C § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: June 15, 2020

/s/ Chad B. Roller
Chad B. Roller, PhD
President and Chief Operating Officer
(Principal Executive Officer)